Offerings - Offering: 1	Nov. 05, 2026 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	2,402
Proposed Maximum Offering Price per Unit | $ / shares	1,000
Maximum Aggregate Offering Price	$ 2,402,000
Fee Rate	0.0087%
Amount of Registration Fee	$ 208.97
Offering Note	Fee per Rule 457(r)